U.S. GLOBAL INVESTORS FUNDS

Near-Term Tax Free Fund

Investor Class Shares

SUPPLEMENT DATED DECEMBER 30, 2014

TO THE PROSPECTUS DATED MAY 1, 2014

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS.

The following replaces the fourth paragraph on page 60 in its entirety:

The Adviser has contractually limited the total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest) to not exceed 0.45% for the Near-Term Tax Free Fund on an annualized basis through December 31, 2015. This arrangement may not be changed or terminated during this period without approval of the fund’s Board of Trustees and will become a voluntary limitation that may be changed or terminated by the Adviser at any time after December 31, 2015. The effect of the contractual limitation has not been reflected in the Fees and Expenses of the Fund in the Summary Section. The following table shows the effect that the expense limitation would have for the fund:

Near-Term Tax Free Fund

Total annual fund operating expenses	1.21%
Expense waiver	(0.76)%
Total annual expenses after reimbursements	0.45%

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.